SouthStar Energy Services
Mike Braswell
Chief Executive Officer
SouthStar Energy Services

2010 Analyst Meeting
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may,"
"outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission.
Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income attributable to AGL Resources Inc. as determined in accordance with GAAP. In addition, the company's EBIT and operating margin may not be comparable to similarly titled measures of another company.
Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com.
Cautionary Statements and Supplemental Information

Recycled Natural Gas.
For the home we all live in.
onlygng.com
Georgia Natural Gas

Recycled Natural Gas.
Finally, the landfill gives back.
onlygng.com
Georgia Natural Gas

2010 Analyst Meeting
2009 Key Achievements
• Achieved full year 2009 earnings (EBT) of $108 million*
• Launched successful integrated marketing campaign in GA
 resulting in customer growth and market share gains in 1Q
 2010
 – Leveraged exclusive landfill
 gas deal to create “recycled
 gas” ad campaign
 – Developed new billing
 functionality to broaden
 price offerings
 – Continued to leverage new sales
 team at call center
• Completed meter-to-cash BPO vendor transition reducing
 year-over-year operating expenses by $3 million
* Results represent 100% of SouthStar earnings. See slide 4 for further detail.

2010 Analyst Meeting
2009 Key Achievements
• Capitalized on commercial opportunities in 2009
 – Leveraged storage and transportation assets in Georgia and Ohio to capture incremental earnings
• Generated strong margin contribution from Southeastern large commercial and industrial (C&I) markets
• Continued successful growth in expanded markets (Ohio and
 Florida), resulting in a $4 million increase in 2009 margin contribution as compared to 2008

Earnings Snapshot (LCM Adjusted)*

$17
$42
$63
$74
$88
$98
$113
$96
$97
$95 -
$105
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010P

2010 Analyst Meeting
• Earnings before tax. SouthStar’s EBT is equal to net income as it does not record income taxes because of its partnership structure. Results represent 100% of SouthStar earnings, which effective January 1, 2010 are split 85% to AGL Resources and
 15% to Piedmont Natural Gas. Lower-of-cost-or-market (LCM) inventory adjustments are +$6MM in 2006; -$6MM in 2007;
 +$17MM in 2008; and -$11MM in 2009. No LCM adjustment is included in the 2010P.

2010 Analyst Meeting
Markets, Customers and Volumes
* Customer counts known as of May 2010
** Projected FY10 throughput
Customer and Throughput Information
	Customers & Customer Equivalents* (000s)	Annual Throughput** (Bcf)
Georgia (Mass)	506	45
Ohio	30 40	4 6
Florida	1 8	1 0.3
SE Large C&I Markets (including Georgia)	0.3	18
Total	585	74
Customers
Cust. Equiv.
TECO Cust.
CFG Cust.
Mississippi
Alabama
Georgia
Tennessee
Kentucky
Virginia
West
Virginia
Ohio
Pennsylvania
New York
Maine
Connecticut
Rhode Island
Massachusetts
New Hampshire
North Carolina
South
Carolina
Florida
New Jersey
Maryland
Delaware
District of Columbia
Michigan
Core Retail Market
Expanded Retail
Markets
C&I Markets
Emerging Markets

2010 Analyst Meeting
Current Environment	Business Impact
Moderate wholesale prices:
• Generally robust supply outlook and dampened
 demand
• Many analysts expect natural gas prices to stay in a
 range around $4-6/DT, which is consistent with the
 current NYMEX curve
Low to moderate prices generally improve customer usage and lower bad debt. Lower prices could offset some of the effects of colder weather and poor economic conditions on consumer interest
Relatively tight seasonal spreads:
• Reasonable ending season inventory levels (1.65
 Tcf). Incremental 100+ Bcf of storage capacity 2010
 vs. 2009. Risk of “storage box” less in 2010 vs.
 2009 partly due to increased storage
• Demand reductions are forecast due to reduced fuel
 switching from coal slightly offset by higher industrial
 demand and reduced availability of hydro power in
 the west
• Mixed views on the strength of domestic production
 are influencing price and seasonal spreads
 (forecasts of beginning inventory levels range from
 3.65 Tcf to 4.1 Tcf)

Currently, seasonal spreads are tighter than those
experienced in 2009 and there is a moderate
likelihood of a “storage box”. These factors reduce
the expected value of SouthStar’s storage
contribution in 2010 versus 2009

Reduced transportation / basis values: • Increased infrastructure development • Shale gas development in the East	Basis differentials are contracting, reducing SouthStar’s value from transportation in 2010 as compared to 2009
Macroeconomic / Market Update

2010 Analyst Meeting
Current Environment	Business Impact
Impact of 2008 NYMEX volatility persists on select
Georgia (Atlanta Gas Light) assets:
• Dramatic run-up in gas prices during storage
 injection season in 2008, followed by subsequent
 collapse in 2009, resulting in higher-priced Atlanta
 Gas Light-owned storage assets

Atlanta Gas Light Company-managed inventory: A
significant overhang persists for SouthStar and other
marketers
Atlanta Gas Light Company and marketers have
begun discussions to address this issue in the 2010
Capacity Supply Plan

Retail competition and customer shopping remain
high:
• Retail markets of all industries are being impacted
 by unprecedented value-seeking shoppers
• This behavior has been exacerbated by a poor
 economy and an extremely cold winter in Georgia
There is increased pressure on retail prices and price plan mix creating greater required investment in marketing necessary for customer acquisition and retention
Economic Challenges Continue: • Struggling economy and high unemployment persist, but some signs of moderation exist	There are more credit-challenged customers in the marketplace. Utility systems have experienced slower growth or, in some cases, contraction
Focus on Environmental Responsibility: • Increased interest in individual and societal impacts on the environment
Favorably positions natural gas as an energy source.
Increases consumer interest in corporate
environmental responsibility. As a result, SouthStar
has created a strong environmental attribute
associated with its Georgia Natural Gas brand

Macroeconomic / Market Update

2010 Analyst Meeting
Business Opportunity / Risk	Description	Actions / Mitigations
Increase Georgia addressable market and deepen GNG’s brand appeal	Introduce Pre-pay plan and continue marketing campaign to emphasize GNG’s corporate responsibility	Pre-pay plan rollout scheduled for summer 2010 Marketing initiatives underway
Increase retail customer base in Ohio	Build brand and leverage market presence with consumers in Ohio	Execute direct marketing campaign to grow customer count in Ohio
Capture earnings from emerging market opportunities	Several state gas choice programs may represent potential future markets and earnings sources for SouthStar	Analyze market structure and earnings potential to assess viability and timing of adding new markets
Continue to develop SouthStar’s operating model to enable new market growth in scalable and cost effective manner	Develop processes and improve technology to reduce costs and improve service delivery while maintaining flexibility to add new markets	Continue to improve, integrate and standardize processes and technology to capture cost efficiencies and create a scalable operating model for expansion
Georgia Retail Environment • Increased competitor activity • Increased consumer shopping	Increased competition and high consumer interest with heavy promotion of fixed price	Execute integrated plan that leverages marketing, customer service, billing and new product offerings
Higher-priced Georgia assets (storage inventory) owned by Atlanta Gas Light	Increased storage costs and limited value capture from storage spreads	Active participation in 2010 Atlanta Gas Light Company Capacity Supply Plan
Weather	• Mild summer reduces commercial opportunities • Warmer than normal weather in 4Q2010	• Increasing emphasis on term deals • Weather hedge for 4Q2010
Commodity / Basis Risk	Price effectuation, swing, high wholesale prices, fixed price offerings, etc.	Commodity and basis hedging
Bad Debt	Uncollectible revenue	Robust credit policies, procedures and controls
Key Opportunities and Risks

2010 Analyst Meeting
Business
Area
Objective
Business Plan
 Continue integrated marketing campaign including advertising.
 Introduce a variable price pre-pay plan to increase addressable market and bolster mix
Core
Retail
Market
 Maintain GA market share and
 mitigate degradation of portfolio
 mix in a mature market and
 difficult economy
 Execute marketing campaign including direct mail and telemarketing.
 Develop formal retention programs for customers behind each LDC.
 Plan to continue participating in auctions behind the major Ohio
 LDCs.
Expanded
Retail
Markets
 Grow retail customer base in
 Ohio and Florida while continuing
 participation in LDC auctions and
 open enrollments
 Develop a prioritization of market opportunities to begin market entry and business planning
Emerging
Markets
 Assess opportunities available to
 SouthStar in emerging markets
 Actively work with Atlanta Gas Light and other marketers to achieve a favorable outcome in 2010 Atlanta Gas Light Company Capacity
 Supply Plan to improve ability to optimize Georgia assets. Continue commercial focus on aggressively managing assets and risks in the business
Commercial
Operations
 Position commercial business to
 create incremental value from
 asset management and manage
 risks inherent in retail business
 Leverage retail market position to strategically grow large customer portfolio
Large C&I
Markets
 Continue to increase contribution
 from large customer segment
 Distributed 100% of 2009 earnings (EBT) to member companies
 Projected 2010 earnings (EBT) of $95 - 105 million
Financial
 Achieve short term earnings
 targets while maintaining
 investment in business to create
 long-term value
2010 Areas of Focus